Active Assets Government Securities Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2002

Dear Shareholder:

As of December 31, 2002, Active Assets Government Securities Trust had net assets of approximately $1.35 billion, a decrease of almost 19 percent from a year earlier. The average maturity of the Fund's portfolio was 51 days. For the six-month period ended December 31, 2002, the Fund provided a total return of
0.60 percent. For the seven-day period ended December 31, 2002, the Fund provided an effective annualized yield and a current yield of 0.89 percent, while its 30-day moving average yield for December was 0.93 percent. Past performance is no guarantee of future results.

Market Overview

The Federal Open Market Committee, having lowered its target rate for federal funds to 1.75 percent on December 11, 2001, maintained that level for almost eleven months until November 6, 2002 when it reduced its target to 1.25 percent, a 41-year low. The Federal Reserve has taken this accommodative posture as it tries to moderate the slow pace of economic activity until greater confidence is achieved. Against this backdrop, money market fund yield levels have fallen to record lows.

Portfolio Composition and Structure

On December 31, 2002, approximately 95 percent of the Fund's portfolio was invested in federal agency discount notes, 4 percent in a U.S. Treasury obligation and the remaining 1 percent in an overnight repurchase agreement. At the end of the fiscal period, approximately 89 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high degree of liquidity.

As always, we try to operate the Fund in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

Looking Ahead

We expect the pace of economic activity during 2003 to begin to reflect some improvement as the economy responds to stimulative monetary and fiscal conditions. Barring the outbreak of war or further significant terrorist activity in the world, we believe that consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an

Active Assets Government Securities Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2002 continued

economic environment normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2003.

We appreciate your ongoing support of Active Assets Government Securities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Active Assets Government Securities Trust

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

                                                                          ANNUALIZED
PRINCIPAL                           DESCRIPTION                              YIELD
AMOUNT IN                               AND                               ON DATE OF
THOUSANDS                          MATURITY DATES                          PURCHASE          VALUE
-------------------------------------------------------------------------------------------------------
            U.S. Government Agencies (95.5%)
$ 35,000    Federal Farm Credit Banks
              02/26/03..................................................     1.25%       $   34,931,945
 780,000    Federal Home Loan Banks
              01/08/03 - 05/23/03.......................................  1.23 - 1.76       778,586,149
 280,000    Federal Home Loan Mortgage Corp.
              01/02/03 - 06/02/03.......................................  1.27 - 1.56       279,390,257
 200,000    Federal National Mortgage Assoc.
              01/08/03 - 05/07/03.......................................  1.26 - 1.67       199,650,140
                                                                                         --------------
            Total U.S. Government Agencies (Cost $1,292,558,491).....................     1,292,558,491
                                                                                         --------------
            U.S. Government Obligation (3.7%)
  50,000    U.S. Treasury Bill
              04/10/03 (Cost $49,836,375)...............................     1.19            49,836,375
                                                                                         --------------
            Repurchase Agreement (0.8%)
  11,000    Goldman, Sachs & Co.
              due 01/02/03 (dated 12/31/02; proceeds $11,000,764) (a)
              (Cost $11,000,000)........................................     1.25            11,000,000
                                                                                         --------------
            Total Investments (Cost $1,353,394,866) (b).................    100.0%        1,353,394,866
            Liabilities in Excess of Other Assets.......................      0.0              (668,915)
                                                                           ------        --------------
            Net Assets..................................................    100.0%       $1,352,725,951
                                                                           ======        ==============


---------------------

    (a)  Collateralized by $10,703,018 Federal Home Loan Mortgage
         Corp. 5.50% - 7.50% due 02/01/17 - 01/01/32 valued at
         $11,220,000.
    (b)  Cost is the same for federal income tax purposes.

                       See Notes to Financial Statements

Active Assets Government Securities Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $1,353,394,866).....................................  $1,353,394,866
Cash........................................................          63,660
Prepaid expenses and other assets...........................          67,979
                                                              --------------
    Total Assets............................................   1,353,526,505
                                                              --------------
Liabilities:
Payable for:
    Investment management fee...............................         546,543
    Distribution fee........................................         131,207
    Shares of beneficial interest redeemed..................           3,334
Accrued expenses and other payables.........................         119,470
                                                              --------------
    Total Liabilities.......................................         800,554
                                                              --------------
    Net Assets..............................................  $1,352,725,951
                                                              ==============
Composition of Net Assets:
Paid-in-capital.............................................  $1,352,724,772
Accumulated undistributed net investment income.............           1,179
                                                              --------------
    Net Assets..............................................  $1,352,725,951
                                                              ==============
Net Asset Value Per Share,
  1,352,724,772 shares outstanding (unlimited authorized
  shares of $.01 par value).................................           $1.00
                                                              ==============

                       See Notes to Financial Statements

Active Assets Government Securities Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended December 31, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $13,293,183
                                                              -----------
Expenses
Investment management fee...................................    3,225,424
Distribution fee............................................      777,578
Transfer agent fees and expenses............................       68,870
Registration fees...........................................       35,765
Professional fees...........................................       26,581
Shareholder reports and notices.............................       18,782
Trustees' fees and expenses.................................        9,655
Custodian fees..............................................        9,082
Other.......................................................        8,312
                                                              -----------
    Total Expenses..........................................    4,180,049
                                                              -----------
    Net Investment Income...................................    9,113,134
    Net Realized Gain.......................................        1,458
                                                              -----------
Net Increase................................................  $ 9,114,592
                                                              ===========

                       See Notes to Financial Statements

Active Assets Government Securities Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED           ENDED
                                                              DECEMBER 31, 2002   JUNE 30, 2002
                                                               --------------     --------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $    9,113,134     $   31,931,759
Net realized gain...........................................            1,458            400,942
                                                               --------------     --------------
    Net Increase............................................        9,114,592         32,332,701
                                                               --------------     --------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................       (9,112,148)       (31,931,695)
Net realized gain*..........................................           (1,458)          (400,942)
                                                               --------------     --------------
    Total Dividends and Distributions.......................       (9,113,606)       (32,332,637)
                                                               --------------     --------------
Net decrease from transactions in shares of beneficial
  interest..................................................      (74,270,607)      (176,378,521)
                                                               --------------     --------------
    Net Decrease............................................      (74,269,621)      (176,378,457)
Net Assets:
Beginning of period.........................................    1,426,995,572      1,603,374,029
                                                               --------------     --------------
End of Period
(Including accumulated undistributed net investment income
of $1,179 and $193, respectively)...........................   $1,352,725,951     $1,426,995,572
                                                               ==============     ==============

---------------------
   * Short-term gains only.

                       See Notes to Financial Statements

Active Assets Government Securities Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Active Assets Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of daily net assets exceeding $1.5 billion but not

Active Assets Government Securities Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2002 (UNAUDITED) continued

exceeding $2 billion; 0.30% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of daily net assets exceeding $3 billion.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended December 31, 2002, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2002 aggregated $33,216,944,624 and $33,302,415,071, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $2,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,675. At December 31, 2002, the Fund had an accrued pension liability of $58,914 which is included in accrued expenses in the Statement of Assets and Liabilities.

Active Assets Government Securities Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2002 (UNAUDITED) continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED          ENDED
                                                              DECEMBER 31, 2002   JUNE 30, 2002
                                                              -----------------   --------------
                                                                 (unaudited)

Shares sold.................................................    3,367,789,933      5,669,833,665
Shares issued in reinvestment of dividends and
  distributions.............................................        9,103,156         32,300,420
                                                               --------------     --------------
                                                                3,376,893,089      5,702,134,085
Shares redeemed.............................................   (3,451,163,696)    (5,878,512,606)
                                                               --------------     --------------
Net decrease in shares outstanding..........................      (74,270,607)      (176,378,521)
                                                               ==============     ==============

Active Assets Government Securities Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                        FOR THE SIX                    FOR THE YEAR ENDED JUNE 30,
                                       MONTHS ENDED      --------------------------------------------------------
                                     DECEMBER 31, 2002      2002         2001        2000       1999       1998
                                     -----------------   ----------   ----------   --------   --------   --------
                                        (unaudited)

Selected Per Share Data:
Net asset value, beginning of
  period...........................     $     1.00       $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
                                        ----------       ----------   ----------   --------   --------   --------
Net income from investment
  operations.......................          0.006            0.020        0.053      0.050      0.045      0.049
Less dividends from net investment
  income...........................         (0.006)+         (0.020)+     (0.053)    (0.050)    (0.045)    (0.049)
                                        ----------       ----------   ----------   --------   --------   --------
Net asset value, end of period.....     $     1.00       $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
                                        ==========       ==========   ==========   ========   ========   ========
Total Return.......................           0.60%(1)         2.01%        5.48%      5.17%      4.64%      5.05%
Ratios to Average Net Assets:
Expenses...........................           0.54%(2)         0.53%        0.56%      0.59%      0.61%      0.63%
Net investment income..............           1.17%(2)         1.96%        5.24%      5.03%      4.50%      4.93%
Supplemental Data:
Net assets, end of period, in
 thousands.........................     $1,352,726       $1,426,996   $1,603,374   $932,466   $995,448   $698,977

---------------------

     +   Includes capital gain distribution of less than $0.001.
    (1)  Not annualized.
    (2)  Annualized.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
Active Assets (R) Account
Active Assets
Government
Securities Trust

Semiannual Report
December 31, 2002

9817A03-AP-1/03